Vanguard Emerging Markets Bond Fund
Summary Prospectus
 January 31, 2022
Investor Shares & Admiral™ Shares
Vanguard Emerging Markets Bond Fund Investor Shares (VEMBX)
Vanguard Emerging Markets Bond Fund Admiral Shares (VEGBX)
 The Fund’s statutory Prospectus and Statement of Additional Information dated January 31, 2022, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide total return while generating a moderate level of current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20	$20
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.52%	0.39%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.01%
Total Annual Fund Operating Expenses	0.55%	0.40%

Examples
The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$56	$176	$307	$689
Admiral Shares	$41	$128	$224	$505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 186% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in fixed income securities of various maturities, yields, and qualities. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities of issuers that are tied economically to emerging market countries. The Fund seeks to have a majority of its assets denominated in or hedged back to the U.S. dollar but has the ability to invest in bonds denominated in a local currency on an unhedged basis. Emerging market bonds include sovereign debt securities, which include fixed income securities that are issued or guaranteed by foreign governments or their agencies, authorities, political subdivisions or instrumentalities, or other supranational agencies, as well as debt securities issued or guaranteed by foreign corporations and foreign financial institutions. Emerging market countries include countries whose economies or bond markets are less developed, which includes most countries except for Australia, Canada, Japan, New Zealand, the United States, the United Kingdom, and most European Monetary Union countries.

The Fund may invest in emerging market bonds of any maturity or quality. The

Fund may invest in bonds that have lower-range quality ratings (including those in default), which are those rated the equivalent of Ba1 or lower by Moody's Investors Service, Inc., or another independent rating agency, or if unrated, are determined to be of comparable quality by the Fund's advisor. These are commonly referred to as “junk bonds.”

The Fund is considered nondiversified and may invest a greater portion of its assets in fewer issuers. The Fund may invest a large percentage of its assets in issuers of a single country, a small number of countries, or a geographic region.

Although the Fund may use derivatives for any investment purpose, it expects to use derivatives predominantly to adjust interest rate or currency exposure; to adjust exposure to a particular market, segment of the market, or security; or as a substitute to direct investment.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by foreign governments, government agencies, government-owned corporations, and foreign companies. Because the Fund may invest a large portion of its assets in bonds of issuers located in any one country or region, the Fund's performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging market countries.
• Emerging markets risk, which is the chance that the bonds of governments, government agencies, government-owned corporations, and foreign companies located in emerging market countries will be substantially more volatile, and substantially less liquid, than the bonds of governments, government agencies, government-owned corporations, and foreign companies located in more developed foreign markets because, among other factors, emerging market countries can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Emerging markets risk is especially high for the Fund.
• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in bonds issued by a small number of issuers as compared with diversified mutual funds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Because the Fund invests in both investment-grade and below-investment-grade bonds (also known as high-yield or junk bonds), credit risk should be high for the Fund.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Derivatives risk, which is the chance that the use of derivatives—such as futures contracts, foreign currency exchange forward contracts, swap agreements, and options—can lead to losses because of adverse movements in the price or value of the underlying security, asset, index, or reference rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in the underlying securities or assets. Also, a liquid market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell. The use of a derivative subjects the investor to the risk of nonperformance by the counterparty (i.e., counterparty risk), potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund based on expected sensitivity of the portfolio to interest rate movement.
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be moderate for the Fund, so investors should expect the Fund's monthly income to fluctuate accordingly.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

A Note on Risk: Many investors invest in bonds and bond funds in an attempt to lower the overall risk of their portfolios. This strategy makes sense when the bonds owned are U.S. bonds because U.S. bond returns typically are not highly correlated with, and are far less volatile than, stock returns. The strategy is less likely to be effective, however, when the bonds owned are emerging market bonds. Returns of emerging market bonds, even dollar-denominated bonds like those owned by the Fund, can be quite volatile. The correlation between emerging market bond and stock returns (both U.S. and foreign) is often higher than the correlation between U.S. bond and stock returns. Consequently, if your goal is to lower risk and volatility, this Fund may not be an appropriate investment.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard Emerging Markets Bond Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	16.13%	June 30, 2020
Lowest	-10.30%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2021
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard Emerging Markets Bond Fund Investor Shares				3/10/2016
Return Before Taxes	-1.35%	8.45%	8.89%
Return After Taxes on Distributions	-3.29	6.06	6.16
Return After Taxes on Distributions and Sale of Fund Shares	-0.73	5.49	5.66
JP Morgan EMBI Global Diversified (reflects no deduction for fees, expenses, or taxes)	-1.80%	4.65%	5.19%

	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Emerging Markets Bond Fund Admiral Shares			12/6/2017
Return Before Taxes	-1.24%	7.40%
JP Morgan EMBI Global Diversified (reflects no deduction for fees, expenses, or taxes)	-1.80%	3.33%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Daniel Shaykevich, Portfolio Manager and Principal at Vanguard. He has managed the Fund since its inception in 2016 (co-managed since 2019).

Mauro Favini, Portfolio Manager at Vanguard. He has co-managed the Fund since 2019.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.
Vanguard Emerging Markets Bond Fund Investor Shares—Fund Number 1431
Vanguard Emerging Markets Bond Fund Admiral Shares—Fund Number 1531
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 1431 012022